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                                                                   EXHIBIT 10.16


                            SUBORDINATION AGREEMENT

       THIS SUBORDINATION AGREEMENT (the "Subordination Agreement") is made as of December 29, 1997, by and among the undersigned (the "Subordinated Lenders"), in favor of each of the lenders that is a signatory thereto or which becomes a signatory thereto as provided in Section 12.06 of the herein defined Senior Credit Agreement (collectively, the "Senior Lenders"), and BANK OF MONTREAL, as agent for the Senior Lenders (in such capacity, the "Agent").

                                    RECITALS

       A. Queen Sand Resources, Inc., a Nevada corporation, as the borrower (the "Borrower"), Queen Sand Resources, Inc., a Delaware corporation, as the parent guarantor (the "Parent Company"), the Agent and the Senior Lenders are parties to that certain Credit Agreement dated as of August 1, 1997, as amended by that certain First Amendment to Credit Agreement dated as of December 3, 1997, and as amended by that certain Second Amendment to Credit Agreement dated as of December 29, 1997 (such agreement, as the same may be from time to time further amended, supplemented or replaced, the "Senior Credit Agreement"), pursuant to which the Senior Lenders have made certain credit available to and on behalf of the Borrower.

       B. Corrida Resources, Inc., a Nevada corporation ("Corrida"), and Northland Operating Co., a Nevada corporation ("Northland", Corrida and Northland collectively being the "Obligors"), each executed a Guaranty Agreement dated as of August 1, 1997 (such agreements, as the same may be from time to time further amended, supplemented or replaced, the "Senior Subsidiary Guaranty Agreements") in favor of the Agent and the Senior Lenders to secure, inter alia, the obligations of the Borrower under the Senior Credit Agreement.

       C. The Borrower and Corrida each executed a Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (such agreements, as the same may be from time to time further amended, supplemented or replaced, the "Senior Mortgages") dated as of August 1, 1997 in favor of the Agent to secure, inter alia, the obligations outstanding under the Credit Agreement.

       D. The Parent Company executed a Guaranty Agreement dated as of August 1, 1997 (such agreement, as the same may be from time to time further amended, supplemented or replaced, the "Senior Parent Guaranty Agreement") in favor of the Agent and the Senior Lenders to secure, inter alia, the obligations of the Borrower under the Senior Credit Agreement. (The Senior Credit Agreement, the Senior Subsidiary Guaranty Agreements, the Senior Mortgages, the Senior Parent Guaranty Agreement and the other documents or instruments given in connection therewith being collectively referred to herein as the "Senior Loan Documents").

       E. Of even date herewith, the Borrower, the Parent Company and the Obligors are executing the documents described on Exhibit A hereto (such agreements, as the same may be from time to time further amended, supplemented or replaced in accordance with the terms hereof, the "Subordinated Loan Documents") with and in favor of the Subordinated Lenders and Enron Trade & Capital Resources Corp., as agent for the Subordinated Lenders (the "Subordinated Agent").

       F. One of the conditions to the Agent and the Senior Lenders executing the Second Amendment to Credit Agreement referred to above is the execution and delivery of this Subordination
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Agreement, and Subordinated Agent and the Subordinated Lenders have agreed to enter into this Subordination Agreement.

       G. Therefore, (i) in order to comply with the terms and conditions of the Second Amendment to Credit Agreement, (ii) at the special insistence and request of the Agent and the Senior Lenders, and (iii) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Agent and the Subordinated Lenders hereby agree as follows:

                                   ARTICLE I
                                  Definitions

       Section 1.01 Terms Defined Above. As used in this Subordination Agreement, the terms defined above shall have the meanings respectively assigned to them.

       Section 1.02 Certain Definitions. As used in this Subordination Agreement the following terms shall have the following meanings, unless the context otherwise requires:

       "Hedging Agreements" shall mean any commodity, interest rate or currency swap, rate cap, rate floor, rate collar, forward agreement or other exchange, price or rate protection agreements or any option with respect to any such transaction.

       "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to
(i) the lien or security interest arising from a mortgage, charge, encumbrance, pledge, lien (statutory or otherwise), security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, or preferential arrangement of any kind or nature whatsoever (including, any agreement to give or grant a lien), or (ii) production payments and the like payable out of oil and gas Properties.

       "Person" shall mean any individual, corporation, limited liability company, voluntary association, partnership, joint venture, trust, unincorporated organization or governmental authority, or any other form of entity.

       "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

       "Subordinated Debt" shall mean any and all indebtedness, liabilities and obligations owed by the Borrower, the Parent Company and/or any Obligor to the Subordinated Agent and/or the Subordinated Lenders, whether (i) absolute or contingent, direct or indirect, joint, several or independent, (ii) now outstanding or owing or hereafter existing or incurred, (iii) arising by operation of law or otherwise, (iv) due or to become due, or (v) held or to be held by the Subordinated Agent or any Subordinated Lender; including all indebtedness, obligations and liabilities of the Borrower, the Parent Company and/or the Obligors to the Subordinated Agent and/or any Subordinated Lender arising out of the Subordinated Loan Documents (described in greater detail on Exhibit A hereto), and all renewals, extensions, rearrangements, refundings and modifications thereof permitted by the terms hereof; provided the foregoing shall not include (A) any Hedging Agreement between the Borrower, the Parent Company or any Obligor with the Subordinated Agent or any Subordinated Lender or any affiliate of a Subordinated Lender, and (B) any liabilities or obligations in respect of shares of stock or other equity interests that





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are subordinated to all Superior Indebtedness of the Borrower, the Parent
Company or an Obligor to at least the same extent as the Subordinated Debt.

       "Superior Indebtedness" shall mean any and all indebtedness, liabilities and obligations owed by the Borrower, the Parent Company and/or any Obligor to the Agent and/or any Senior Lender under the Credit Agreement, any Hedging Agreement between the Borrower, the Parent Company or any other Obligor and any Senior Lender, or any Senior Loan Document, whether (i) absolute or contingent, direct or indirect, joint, several or independent, (ii) now outstanding or owing or which may hereafter be existing or incurred, (iii) arising by operation of law or otherwise, (iv) due or to become due, or (v) held or to be held by the Agent or any Senior Lender, including without limitation all indebtedness, obligations and liabilities of the Borrower, the Parent Company and/or the Obligors arising out of the Senior Loan Documents. The Superior Indebtedness shall include amounts accruing subsequently to the filing of any bankruptcy, receivership, insolvency or similar petition. Without limiting the generality of the foregoing, Superior Indebtedness shall include all obligations for fees, all indemnity and reimbursement payments (whether for expenses or for advances) to the Agent or any Senior Lender.

                                   ARTICLE II
                                 Subordination

       Section 2.01 Agreement to Subordinate. The payment of any and all Subordinated Debt is expressly subordinated to the extent and in the manner set forth in Sections 2.02 through 2.07 hereof to Superior Indebtedness.

       Section 2.02  Payment Subordination upon Default.

       (a) If any principal, interest or other amounts due in respect of the Superior Indebtedness is not paid when due (including at maturity) or a borrowing base deficiency under Section 2.07(c) of the Senior Credit Agreement and as a result thereof, either the Agent or any Senior Lender shall give the Subordinated Agent notice (which may be oral, provided that it is promptly confirmed in writing or by facsimile transmission) that an "Event of Default" has occurred under any Senior Loan Document, then, unless and until such Event of Default shall have been cured or the Superior Indebtedness shall have been paid in full, the Subordinated Agent and the Subordinated Lenders will not take, receive or accept from the Borrower, the Parent Company or any other Obligor, by set-off or in any other manner, any payment or distribution on account of the Subordinated Debt nor present any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument).

       (b) If any Event of Default on the Senior Indebtedness occurs other than one described under Section 2.02(a), and as a result thereof, either the Agent or any Senior Lender shall give the Subordinated Agent notice (which may be oral, provided that it is promptly confirmed in writing or by facsimile transmission) that an "Event of Default" has occurred under any Senior Loan Document, then, unless and until such Event of Default shall have been cured or the Superior Indebtedness shall have been paid in full, the Subordinated Agent and the Subordinated Lenders will not, for a period of 135 days following its receipt of such notice, take, receive or accept from the Borrower, the Parent Company or any other Obligor, by set-off or in any other manner, any payment or distribution on account of the Subordinated Debt nor present any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument).





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       Section 2.03  Payments Received or Made in Violation of Subordination
Agreement.

       (a) In the event the Subordinated Agent or any Subordinated Lender shall receive any payment or distribution on account of the Subordinated Debt which it is not entitled to receive under the provisions of Section 2.02, the Subordinated Agent or such Subordinated Lender will hold any amount so received in trust for the Senior Lenders and will forthwith turn over such payment to the Agent in the form received by it (together with any necessary endorsement) to be applied to the Superior Indebtedness. In the event of any failure by the Subordinated Agent or any Subordinated Lender to make any such endorsement, the Agent is hereby irrevocably authorized and granted a power of attorney (which is irrevocable and coupled with interest) to make the same.

       (b) The Borrower, the Parent Company or any Obligor hereby acknowledge and agree to follow the payment priorities established in Section
2.02. If the Borrower, the Parent Company or any Obligor shall become aware that an "Event of Default" has occurred under any Senior Loan Document, then such Person shall give the Agent, the Senior Lenders and the Subordinated Agent prompt written notice thereof.

       (c) This Subordination Agreement defines the relative rights of Agent and the Senior Lenders and the Subordinated Agent and Subordinated Lenders. Nothing in this Subordination Agreement shall: (i) impair, as between the Borrower, the Parent Company or any Obligor, the Subordinated Agent and the Subordinated Lenders, the obligation of the Borrower, the Parent Company and the Obligors, which are absolute and unconditional, to pay principal of and interest on the Subordinated Debt in accordance with the terms of the Subordinated Loan Documents; or (ii) prevent the Subordinated Agent or any Subordinated Lender from exercising its available remedies, subject to the terms of Section 2.05 and the rights of the Agent and the Senior Lenders to receive distributions otherwise payable to the Subordinated Agent and the Subordinated Lenders.

       Section 2.04  Liens Subordinated.

       (a) The Subordinated Agent and the Subordinated Lenders agree that any Liens, upon the Property of any of the Borrower, the Parent Company or any Obligor securing payments of the Subordinated Debt are and shall be and remain inferior and subordinated to any Liens securing payments of the Superior Indebtedness regardless of whether such encumbrances in favor of the Subordinated Agent or any Subordinated Lender or the Agent and the Senior Lenders presently exist or are hereafter created or attached.

       (b) Other than the Liens taken on or about the date hereof for which the Subordinated Agent has already given notice, the Subordinated Agent and each Subordinated Lender agree to give the Agent written notice at least fifteen (15) days prior to the time that it takes a Lien on any Property of the Parent Company, the Borrower or any Obligor, such notice to specify the Property to be encumbered by the proposed Lien. If the Subordinated Agent or any Subordinated Lender shall obtain a Lien on Property of any of the Borrower, the Parent Company or any Obligor which is not subject to a Lien in favor of the Agent and the Senior Lenders, then Subordinated Agent and the Subordinated Lenders agree to exercise their respective rights under the instruments evidencing such Lien in accordance with the terms of this Subordination Agreement.

       (c) The Subordinated Agent and the Subordinated Lenders covenant and agree not to contest or dispute, whether in any proceeding or otherwise, the validity, enforceability, attachment, priority or perfected status of any Lien granted in favor of the Agent or any Senior Lender or take any steps or actions, including the institution of any proceedings, to enjoin or restrain the Agent or any Senior Lender from the exercise of the remedies afforded them under the Senior Loan Documents or applicable law.





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       (d)    If the Borrower, the Parent Company or any Obligor shall, after the date hereof, acquire any Oil and Gas Properties (or a Person owning Oil and Gas Properties), then the Subordinated Agent and the Subordinated Lenders covenant and agree not to take or perfect any Lien against such Properties until the earlier of (i) 30 days following the date of such acquisition or (ii) the date the Agent and the Senior Lenders have been granted and have perfected a Lien in their favor on such Properties.

       Section 2.05  Agreement Not to Pursue Actions.

       (a) If the Agent or the Senior Lenders have given the Subordinated Agent notice under Section 2.02 that an Event of Default under the Senior Loan Documents has occurred, the Subordinated Agent and each Subordinated Lender covenants that it will not, for a period of 180 days following its receipt of such notice, do any of the following unless the Agent shall also join in such action or commence a similar action: (i) commence any action or proceeding against the Borrower, the Parent Company or any Obligor to recover all or any part of the Subordinated Debt or join with any other creditor in bringing any proceedings against such Person under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding to enforce any Lien, collateral right, judgment or other encumbrances on any Property of the Borrower, the Parent Company or any Obligor held by the Subordinated Agent or any Subordinated Lender; provided the foregoing will not prohibit such presentment as may be necessary to prevent discharge of other liable parties an instrument.

       (b) If the Subordinated Agent and the Subordinated Lenders shall not file a proper claim or proof of debt in the form required in any insolvency, bankruptcy or liquidation proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the Agent shall have the right to file an appropriate claim for and on behalf of the Subordinated Agent or such Subordinated Lender. Nothing herein contained shall be deemed to authorize or consent to or accept or adopt on behalf of the Subordinated Agent or any Subordinated Lender any plan of reorganization, arrangement, adjustment or composition affecting the Subordinated Debt or the rights of the Subordinated Agent and the Subordinated Lenders, or to authorize the Agent or any Senior Lender to vote in respect of the claim of the Subordinated Agent or any Subordinated Lender in any such proceeding.

       Section 2.06 Rights of the Agent and the Senior Lenders. The Agent and the Senior Lenders may, at any time, and from time to time, without the consent of or notice to the Subordinated Agent or any Subordinated Lender, without incurring responsibility to the Subordinated Agent and/or any Subordinated Lender, without impairing or releasing any of the Agent or the Senior Lenders' rights or any of the obligations of the Subordinated Agent and the Subordinated Lenders under this Subordination Agreement:

       (a) change the amount, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew, increase or otherwise alter the Superior Indebtedness or any Senior Loan Document or any other instrument or agreement now or hereafter executed or evidencing any of the Superior Indebtedness in any manner, or enter into or amend in any manner any other agreement relating to the Superior Indebtedness (including provisions restricting or further restricting payments of the Subordinated Debt);

       (b) sell, exchange, release or otherwise deal with all or any part of any Property by whomsoever at any time pledged or mortgaged to secure, howsoever securing, the Superior Indebtedness;





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       (c)    release any Person liable in any manner for payment or collection of the Superior Indebtedness;

       (d) exercise or refrain from exercising any rights against the Borrower, the Parent Company or any other Obligor or others, including the Subordinated Agent and the Subordinated Lenders; and

       (e) apply any sums received by the Senior Lenders, paid by any Person and however realized, to payment of the Superior Indebtedness in such a manner as the Agent and the Senior Lenders, in their sole discretion, may deem appropriate.

       Section 2.07 Payments within 90 Days of Default. The obligations under the Subordinated Loan Documents are revolving in nature and, except as set forth in Section 2.02, this Subordination Agreement will not prohibit certain payments made prior to the occurrence of an "Event of Default" under the Senior Loan Documents. To effect the subordinations intended hereby, the Subordinated Agent and each Subordinated Lender agree that if (i) it receives a payment in any manner on account of the Subordinated Debt and within 90 days following its receipt of such payment the Agent or any Senior Lender shall give a notice under Section 2.02 that an Event of Default under the Senior Loan Documents has occurred (other than an Event of Default: (1) for which the Agent or the Senior Lenders have previously given notice and instituted a payment blockage pursuant to Section 2.02(b) and (2) which has continued for over 135 days), and (ii) the Superior Indebtedness has not been paid in full, then such payment will be treated as if it had been made after the giving of a notice that an Event of Default under the Senior Loan Documents has occurred and the Subordinated Agent and the Subordinated Lenders will hold such amount in trust and pay to the Agent, for its benefit and the benefit of the Senior Lenders, any amount equal to the amount so received during such 90 day period. The foregoing provisions shall apply without regard to whether the payments would or would not constitute preferential payments under the Federal Bankruptcy Code or other applicable insolvency laws. The Subordinated Agent and the Subordinated Lenders acknowledge and agree that for purposes of clause (i) above, any subsequent action, failure to act or any breach of a financial covenant for a period commencing after the date of the commencement of a payment blockage under Section 2.02(b) that would give rise to a new Event of Default pursuant to any provision under which a payment blockage previously existed or was continuing shall constitute a new Event of Default for purposes of Section 2.02(b) and this Section 2.07. The Subordinated Agent and the Subordinated Lenders shall be subrogated to the claims and rights of the Agent and the Senior Lenders to the extent of the Superior Indebtedness so acquired; provided that the Subordinated Agent and the Subordinated Lenders shall have no rights until such time as the Superior Indebtedness shall have been paid in full.

       Section 2.08 Conversions Not Affected. Nothing in this Subordination Agreement is intended or shall be construed to prevent: (a) the exercise by the Subordinated Agent or any Subordinated Lender (or an affiliate of it) of conversion rights contained in the Subordinated Loan Documents, (b) the receipt by the Subordinated Agent or any Subordinated Lender of shares of stock and debt securities that are subordinated to all Superior Indebtedness of the Borrower, the Parent Company or an Obligor to at least the same extent as the Subordinated Debt, and (c) the presentment of an instrument to prevent discharge of other liable parties on such instrument.





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                                  ARTICLE III
                   Representations, Warranties and Covenants

       Section 3.01 Representations of Subordinated Agent and Subordinated Lenders. The Subordinated Agent and each Subordinated Lender represent and warrant that:

       (a) neither the execution nor delivery of this Subordination Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument which it is now subject to;

       (b) it has all requisite authority to execute, deliver and perform its obligations under this Subordination Agreement; and

       (c) this Subordination Agreement constitutes it legal, valid, and binding obligation in accordance to its terms, subject to applicable bankruptcy, insolvency or similar laws and general principles of equity.

       Section 3.02 Covenants. The Subordinated Agent and each Subordinated Lender covenant that so long as any of the Superior Indebtedness remains outstanding and until the termination of the "Aggregate Commitments" (as defined in the Senior Credit Agreement), it will:

       (a) cause all Subordinated Debt to be evidenced by a note, debenture or other instrument evidencing the Subordinated Debt;

       (b) cause any such note, debenture, or instrument evidencing the Subordinated Debt to contain a statement or legend to the effect that such note, debenture, or other instrument is subordinated to the Superior Indebtedness in the manner and to the extent set forth in this Subordination Agreement;

       (c) not assign or transfer to others the Subordinated Debt or any claim it has or may have against the Borrower, the Parent Company or any other Obligor as long as any of the Superior Indebtedness remains outstanding, unless such assignment or transfer is expressly made subject to this Subordination Agreement;

       (d) not ask for, sue for, take, demand, receive or accept any principal or interest on any of the Subordinated Debt except in accordance with the terms of this Subordination Agreement;

       (e) not amend, supplement or otherwise modify the terms of the Subordinated Debt without the express written consent of the Agent and the Senior Lenders, which consent will not be unreasonably withheld, which has the effect of (i) increasing the "Commitment" under the Subordinated Loan Agreement (provided that the foregoing shall not affect the Subordinated Agent and the Subordinated Lenders' ability to increase its borrowing base), (ii) increasing the rate of interest charged on the Subordinated Debt (provided that the foregoing shall not prohibit changes in the rate of interest contemplated by the terms of the Subordinated Loan Agreement), (iii) changes the fees charged under the Subordinated Loan Documents, or (iv) modifies or deletes the terms of
Section 9.22 of the Subordinated Loan Agreement or the subordination language contained in the note issued pursuant to the Subordinated Loan Agreement;

       (f) promptly upon either receipt or delivery, forward to the Agent and the Senior Lenders a true and complete copy of any material notices or communications either received or delivered to or from the Parent Company, the Borrower or any Obligor with respect to the Subordinated Debt; and

       (g) execute any and all other instruments necessary as reasonably required by the Agent or the Senior Lenders to effect the subordinations intended hereby.





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                                   ARTICLE IV
                                 Miscellaneous

       Section 4.01 Acceptance by the Agent and the Senior Lenders. The foregoing subordination provisions are, and are intended to be, an inducement and a consideration to the Agent and each Senior Lender, whether such Senior Lender's Superior Indebtedness is created or acquired before or after the issuance of Subordinated Debt, to acquire and continue to hold, or to continue to hold, such Superior Indebtedness and each such Senior Lender shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Superior Indebtedness. Notice of acceptance of this Subordination Agreement is waived, acceptance on the part of the Agent and the Senior Lenders being conclusively presumed by their request for this Subordination Agreement and delivery of the same to them.

       Section 4.02 Assignment by the Agent and the Senior Lenders. This Subordination Agreement may be assigned by the Agent and the Senior Lenders in connection with any assignment or transfer of the Superior Indebtedness.

       Section 4.03 Notices. All notices and other communications provided for herein shall be given or made by telecopy, courier or U.S. Mail or in writing and telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or at such other address as shall be designated by such party in a notice to each other party; and in the case of the Agent or any Senior Lender in care of the Agent at the following address:

              Bank of Montreal, as Agent
              700 Louisiana, Suite 4400
              Houston, Texas 77002
              Telecopier No.: (713) 223-4007
              Telephone No.: (713) 546-9700
              Attention: Client Services Group

 Except as otherwise provided in this Subordination Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, three (3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

       Section 4.04 Amendments and Waivers. The Agent or any Senior Lender's acceptance of partial or delinquent payments or any forbearance, failure or delay by the Agent and the Senior Lenders in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of the Borrower, the Parent Company or any Obligor or the Subordinated Agent or any Subordinated Lender, or of any right, power or remedy of the Agent and the Senior Lenders; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. The Subordinated Agent and the Subordinated Lenders hereby agree that if the Agent and/or any Senior Lender agrees to a waiver of any provision hereunder, or an exchange of or release of collateral, or the addition or release of any Person as an Obligor, any such action shall not constitute a waiver of any of the Agent's and/or any Senior Lender's other rights or of the Subordinated Agent's or any Subordinated Lender's obligations hereunder. This Subordination Agreement may be amended only by an instrument in writing executed jointly by Subordinated Agent and the Agent and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.





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       Section 4.05  Parties to the Agreement.  The provisions of this
Subordination Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Agent, the Subordinated Lenders, the Agent and the Senior Lenders, and are solely for the benefit of the Agent, the Senior Lenders, the Subordinated Agent and the Subordinated Lenders; and may not be relied upon or enforced by any party other than the Agent, the Senior Lenders, the Subordinated Agent or the Subordinated Lenders.

       Section 4.06 Reinstatement. To the extent that any payments on the Superior Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Agent or any Senior Lender to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, obligations hereunder with respect to the Superior Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Agent's and the Senior Lenders' Liens, interests, rights, powers and remedies under the Senior Loan Documents and this Subordination Agreement shall continue in full force and effect. In such event, each Senior Loan Document and this Subordination Agreement shall be automatically reinstated and the Borrower, the Parent Company, the Obligors, the Subordinated Agent and the Subordinated Lenders shall take such action as may be reasonably requested by the Agent and the Senior Lenders to effect such reinstatement.

       Section 4.07 Governing Law. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

       Section 4.08 ENTIRE AGREEMENT. THIS WRITTEN SUBORDINATION AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE AGENT AND THE SENIOR LENDERS, THE SUBORDINATED AGENT AND THE SUBORDINATED LENDER AND SUPERSEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN SUBORDINATION AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       Section 4.09 References and Titles. All references in this Subordination Agreement to articles, sections, subsections and other subdivisions refer to the articles, sections, subsections and other subdivisions of this Subordination Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

       Section 4.10 Severability. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law; and all the provisions hereof are intended (a) to be subject to all applicable mandatory provisions of law which may be controlling and (b) to be limited to the extent necessary so that they will not render this Subordination Agreement invalid under the provisions of any applicable law. If any term or provision of this Subordination Agreement shall be determined to be illegal or unenforceable, all other terms and provisions of this Subordination Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law and the parties agree to promptly meet and negotiate in good faith to establish new arrangements which have the effect of preserving in the economic and commercial benefits established by this Subordination Agreement.

       WITNESS THE EXECUTION HEREOF, as of this the 29th day of December 1997.


                     Subordinated Agent and Subordinated Lender:

                     Enron Capital & Trade Resources Corp., as Subordinated Agent and as sole Subordinated Lender



                     By: /s/    AUTHORIZED SIGNATORY
                         --------------------------------------------------
                            Name:
                            Title:

                            Address for the Subordinated Agent and Lender:


                            1400 Smith
                            Houston, Texas 77002
                            Attention:  Donna Lowry
                            Telephone:     (713) 853-
                            Telecopy:      (713) 646-3602

The Borrower, the Parent Company and the Obligors hereby execute this Subordination Agreement to evidence their agreement that:

       1. each shall be bound by all of the terms and provisions of the Subordination Agreement.

       2. each acknowledge and agree that the terms of the Subordination Agreement shall control over the terms of the Senior Loan Documents and the Subordinated Loan Documents, any notes issued pursuant thereto, and the instruments evidencing any of the foregoing to the extent of any conflict relating to the relative rights of the Agent and the Senior Lenders, the Subordinated Agent or the Subordinated Lenders.

       3. the terms and provisions of the Subordination Agreement shall inure solely to the benefit of the Agent, the Senior Lenders, the Subordinated Agent, the Subordinated Lenders and their respective successors and assigns and the terms and provisions of this Subordination Agreement shall not inure to the benefit of nor be enforceable by the Borrower, the Parent Company or any Obligor or their successors or assigns.

       4. each at its expense will execute, acknowledge and deliver all such agreements and instruments and take all such action as any party to this Subordination Agreement from time to time may reasonably request in order further to effectuate the purposes of this Subordination Agreement and to carry out the terms hereof.

BORROWER:                  QUEEN SAND RESOURCES, INC., a Nevada corporation



                                   By: /s/  ROBERT P. LINDSAY
                                       ---------------------------------------
                                           Robert P. Lindsay
                                           Vice President


                                   Address for Notices:

                                   Queen Sand Resources, Inc.
                                   3500 Oak Lawn Drive, Suite 380
                                   Dallas, Texas 75219
                                   Attention:  Robert P. Lindsay
                                   Telephone:  (214) 521-9959
                                   Facsimile:  (214) 521-9960

                                   with copy to:

                                   Queen Sand Resources, Inc.
                                   60 Queen Street, Suite 1400
                                   Ottawa, Canada   KIP 5Y7
                                   Attention:  Mr. Ronald Benn
                                   Telephone:  (613) 230-7211
                                   Facsimile:  (613) 230-6055

                                   and

                                   Haynes & Boone LLP
                                   901 Main Street, Suite 3100
                                   Dallas, Texas 75202-3789
                                   Attention:  Mr. William L. Boeing
                                   Telephone:  (214) 651-5553
                                   Facsimile:  (214) 651-5940

PARENT COMPANY:             QUEEN SAND RESOURCES, INC., a Delaware corporation



                                   By: /s/  ROBERT P. LINDSAY
                                       ---------------------------------------
                                           Robert P. Lindsay
                                           Chief Operating Officer
                                           and Executive Vice President


                                   Address for Notices:

                                   Queen Sand Resources, Inc.
                                   3500 Oak Lawn Drive, Suite 380
                                   Dallas, Texas 75219
                                   Attention:  Robert P. Lindsay
                                   Telephone:  (214) 521-9959
                                   Facsimile:  (214) 521-9960

                                   with copy to:

                                   Queen Sand Resources, Inc.
                                   60 Queen Street, Suite 1400
                                   Ottawa, Canada   KIP 5Y7
                                   Attention:  Mr. Ronald Benn
                                   Telephone:  (613) 230-7211
                                   Facsimile:  (613) 230-6055

                                   and

                                   Haynes & Boone LLP
                                   901 Main Street, Suite 3100
                                   Dallas, Texas 75202-3789
                                   Attention:  Mr. William L. Boeing
                                   Telephone:  (214) 651-5553
                                   Facsimile:  (214) 651-5940

GUARANTORS:                 NORTHLAND OPERATING CO.



                            By: /s/  ROBERT P. LINDSAY
                                ---------------------------------------
                                   Robert P. Lindsay
                                   Vice President


                            CORRIDA RESOURCES, INC.



                            By: /s/  ROBERT P. LINDSAY
                                ---------------------------------------
                                   Robert P. Lindsay
                                   Vice President


                            Address for Notices of each Guarantor: [same as Parent Company]

                                   Exhibit A


                          Subordinated Loan Documents

1. Subordinated Revolving Credit Loan Agreement dated as of December 29, 1997 between the Borrower, the Subordinated Lenders party thereto and the Subordinated Agent (the "Subordinated Loan Agreement").

2. Subordinated Note(s) in the aggregate principal amount of $10,000,000 issued by the Borrower in favor of the Subordinated Lender(s).

3. Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (Subordinated Revolving Credit Loan Agreement) dated as of December 29, 1997 executed by the Borrower in favor of the Subordinated Agent, for its benefit and the benefit of Subordinated Lenders.

4. Financing Statement executed by the Borrower with respect to item 3 above.

5. Guaranty Agreement dated as of December 29, 1997 executed by the Parent Company in favor of the Subordinated Agent and Subordinated Lenders.

6. Guaranty Agreement dated as of December 29, 1997 executed by Corrida Resources, Inc. and Northland Operating Co. in favor of the Subordinated Agent and Subordinated Lenders.

7. Fee Letter dated as of December 29, 1997 executed between the Borrower and ECT Securities Corp.

8. Any other Security Instrument or Loan Document (as defined in the Subordinated Revolving Credit Loan Agreement described in paragraph 1 above).